UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 20, 2011

HICKORY TECH CORPORATION
(Exact name of registrant as specified in its charter)

Minnesota	0-13721	41-1524393
(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. Employer Identification No.)

221 East Hickory Street, P.O. Box 3248, Mankato, MN	56002-3248
(Address of principal executive offices)	(Zip Code)

                                   (800) 326-5789
(Registrant’s telephone number, including area code)

                                        Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

 Item 5.07   Submission of Matters to a Vote of Security Holders.

        On May 17, 2011, HickoryTech held its annual meeting of stockholders. As of the record date for the Annual Meeting, there were 13,359,211 shares of our common stock outstanding. At the meeting, the holders of 10,058,360 shares were represented in person or by proxy.

        The following is a summary of the matters voted on at the 2011 annual meeting:

1.	The nominees for election to the Board of Directors for three-year terms were elected based upon the following votes:

Director	For	Withheld	Broker Non-Votes
Robert D. Alton, Jr.	4,611,358	1,745,963	3,701,039
James W. Bracke	6,157,382	199,939	3,701,039
R. Wynn Kearney, Jr.	6,182,917	174,404	3,701,039
Dale E. Parker	6,094,380	262,941	3,701,039

2.	Ratification of Grant Thornton LLP as the Company’s independent registered public accounting firm and auditor for 2011 was approved with the following votes:

For	Against	Abstentions
9,961,085	34,434	62,841

3.	Executive compensation was approved with an advisory vote with the following votes:

For	Against	Abstentions	Broker Non-Votes
5,685,499	257,853	413,969	3,701,039

4.	Advisory vote as to whether the stockholder advisory vote to approve executive compensation should occur yearly, every two years or every three years. The voting results were as follows:

1 Year	2 Years	3 Years	Abstentions	Broker Non-Votes
2,352,885	3,518,222	174,990	311,224	3,701,039

The advisory vote on the frequency of the advisory vote on compensation for our named executive officers was held at the May 17, 2011 Annual Meeting of the Shareholders of the Company.  The majority of shareholder votes were in favor of an advisory vote on executive compensation being conducted every two years, as recommended by our Board of Directors.  In light of the voting results supporting the Board recommendation, the Company’s Board of Directors, at its May 17, 2011 Board meeting, determined that the Company will hold an advisory vote on the executive compensation of our named executive officers every two years, until the next required advisory vote on frequency of the advisory vote on executive compensation.  The next advisory vote on the frequency of the vote is required in six years at the Company’s Annual Shareholder Meeting held in 2017.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Date:  May 20, 2011

HICKORY TECH CORPORATION

By: /s/ John W. Finke
John W. Finke, President and Chief Executive Officer

By: /s/ David A. Christensen
David A. Christensen, Senior Vice President and Chief Financial Officer